Exhibit 10.6

SUNTX CPI GROWTH COMPANY, INC.

2016 EQUITY INCENTIVE PLAN

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

SUNTX CPI GROWTH COMPANY, INC.

2016 EQUITY INCENTIVE PLAN

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

[i]

8.1	Availability of Shares	21
8.2	Securities Law Compliance	22

Article 9 Use of Proceeds from Awards		22

Article 10 Adjustments upon Changes in Stock		22
10.1	Capitalization Adjustments	22
10.2	Dissolution or Liquidation	22
10.3	Change in Control – Asset Sale, Merger, Consolidation or Reverse Merger	23

Article 11 Amendment of the Plan and Awards		23
11.1	Amendment of Plan	23
11.2	Stockholder Approval	23
11.3	Contemplated Amendments	24
11.4	Amendment of Awards	24
11.5	No Impairment of Rights	24

Article 12 General Provisions		24
12.1	Acceleration of Exercisability and Vesting	24
12.2	Stockholder Rights	24
12.3	No Employment or Other Service Rights	25
12.4	Limits on Transfer	25
12.5	Investment Assurances	26
12.6	Withholding Obligations	26
12.7	Right of Repurchase	27
12.8	Right of First Refusal	27
12.9	Other Compensation Arrangements	28
12.10	Recapitalizations	28
12.11	Delivery	28
12.12	Stockholders Agreement	28
12.13	Government and Other Regulations	28
12.14	Clawback	29
12.15	Reliance on Reports	29
12.16	Other Provisions	29
12.17	Cancellation and Rescission of Awards for Detrimental Activity	29
12.18	Financial Statements	30
12.19	Market Standoff	30

Article 13 Effective Date and Term of Plan		31
13.1	Effective Date	31
13.2	Plan Termination or Suspension	31

Article 14 Choice of Law		31

Article 15 Limitation on Liability		31

Article 16 Execution		31

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

[ii]

SUNTX CPI GROWTH COMPANY, INC.

2016 EQUITY INCENTIVE PLAN

The purpose of the SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan is to enable the Company and any Related Company to obtain and retain the services of the types of Employees, Consultants, and Directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

ARTICLE 1

DEFINITIONS

“Administrator” means the Board or the Committee appointed by the Board in accordance with Section 2.5.

“Award” means, individually or collectively, any Option, Restricted Award, Performance Award, Stock Appreciation Right or other Stock-Based Award granted under the Plan.

“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award. Each Award Agreement will be subject to the terms and conditions of the Plan and need not be identical.

“Beneficial Owner” has the meaning assigned to that term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, that Person will be deemed to have beneficial ownership of all securities that that Person has the right to acquire by conversion or exercise of other securities, whether the right is currently exercisable or is exercisable only after the passage of time, the satisfaction of performance goals or both. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company.

“Cause” means, (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Related Companies and which agreement or policy manual provides for a definition of Cause, as defined therein; and (b) with respect to all other Participants, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or a Related Company; (ii) conduct tending to bring the Company into substantial public disgrace or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or a Related Company; or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means (a) with respect to the Company, (i) a sale of all or substantially all of the equity or assets of the Company to an unrelated Person (a “Sale”) or (ii) any merger or consolidation of the Company with another Person if, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than the Persons holding greater

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

than 50% of the outstanding Common Stock immediately prior thereto (the “Majority Holders”) have the power to designate or approve a majority of the members of the board of directors of the Surviving Entity; and (b) with respect to any Related Company, as applicable (including, without limitation, the sale of all or substantially all of the assets of the Company or other Related Company together with such company’s subsidiaries, taken as a whole), (i) a Sale of such Related Company or (ii) any merger or consolidation of the Related Company with another Person if, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than the Related Company Majority Holders immediately prior thereto have the power to designate or approve a majority of the members of the board of directors of the Related Company or the surviving entity, that also constitutes a “change in the ownership of a corporation,” a “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets,” in each case, within the meaning of Section 1.409A-3(i)(5) of the Treasury Regulations.

The foregoing notwithstanding, a transaction will not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before the transaction; it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a security on an interdealer quotation system; or solely because 50% or more of the total voting power of the Company’s then outstanding securities is acquired by a trustee or other fiduciary holding securities under one or more employee benefit plans of the Company or any Related Company, or any company that, immediately before the acquisition, is owned directly or indirectly by the Company’s stockholders in substantially the same proportion as their ownership of stock in the Company immediately before the acquisition.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 2.5.

“Common Stock” means the Company’s Common Stock, $.001 par value per share. “Company” means SunTx CPI Growth Company, Inc., a Delaware corporation. “Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or a Related Company under a written agreement, which services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Continuous Service” means the uninterrupted service of a Participant with the Company or a Related Company as an Employee, Director or Consultant. A Participant’s Continuous Service will not be deemed interrupted or terminated merely because of a change in the capacity in which the Participant renders service, such as a change in status from Employee to Consultant or Director, or a change in the entity for which the Participant renders service, such as from the Company to a Related Company, so long as there is no interruption or termination of the Participant’s service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service will be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

“Covered Employee” means a “covered employee” as defined in Code Section 162(m)(3), as modified by the regulations and interpretive guidance issued thereunder.

“Date of Grant” means the first date on which all necessary corporate action has been taken by the Administrator to approve the grant of an Award to a Participant as provided under the Plan, provided the key terms and conditions of the Award are communicated to the Participant within a reasonable period thereafter; or such later date as is designated by the Administrator and specified in the Award Agreement. In any situation where the terms of the Award are subject to negotiation with the Participant, the Grant Date will not be earlier than the date the key terms and conditions of the Award are communicated to the Participant.

“Detrimental Activity” means any of the following: (a) disclosure of the Company’s confidential information to any Person outside the Company, without prior written authorization from the Company or in conflict with the interests of the Company, whether the confidential information was acquired or disclosed by the Participant during or after service with the Company; (b) failure or refusal to disclose promptly or assign to the Company all right, title, and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during service with the Company, relating in any manner to the interests of the Company or, the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (c) activity that is discovered to be grounds for or results in termination of the Participant’s Continuous Service for Cause; (d) violation or breach of a non-disclosure, confidentiality, intellectual property, privacy, exclusivity or other restrictive covenant in any employment or service agreement, Award Agreement or other agreement between the Participant and the Company during any period for which such a restrictive covenant is applicable to the Participant, whether during or after employment by the Company; (e) any attempt directly or indirectly to induce any Employee of the Company to be employed or perform services or acts in conflict with the interests of the Company; (g) any attempt, in conflict with the interests of the Company, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of the Company; (h) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company; or (i) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company. All references to “the Company” in this definition refer to the Company and any Related Company.

“Director” means a member of the Board.

“Disability” means, if the Participant is a party to an employment or service agreement with the Company or a Related Company and such agreement provides for a definition of Disability, the definition contained in such agreement, or if no such agreement exists, the Participant’s inability to substantially perform his or her duties to the Company or any Related Company by reason of a medically determinable physical or mental impairment that is expected to last for a period of six months or longer or to result in death; except that for purposes of determining the term of an Incentive Stock Option under Section 7.2(c), “Disability” means

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

permanent and total disability as defined under Code Section 22(e)(3). The Administrator will determine whether an individual has a Disability under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option under Section 7.2(c), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Related Company in which a Participant participates.

“Effective Date” means August 19, 2016, the date of the Plan’s adoption by the Board or an authorized committee of the Board.

“Eligible Director” means an individual who is both (i) a “non-employee director” as defined in Rule 16b-3(b)(3) under the Exchange Act and (ii) an “outside director” as defined in Treasury Regulation section 1.162-27(e)(3).

“Employee” means a common law or statutory employee of the Company or a Related Company. Mere service as a Director or payment of a Director’s fee by the Company or a Related Company is not sufficient to constitute being an Employee.

“Established Securities Market” means a national securities exchange that is registered under Section 6 of the Exchange Act; a foreign national securities exchange that is officially recognized, sanctioned or supervised by governmental authority; or any over-the-counter market that is reflected by the existence of an interdealer quotation system.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per share at which the holder of an Option may buy an underlying share of Common Stock on exercise of the Option.

“Fair Market Value” means, as of the date of any valuation event, the value per share of the Common Stock determined using a valuation method that is presumptively reasonable under Treasury Regulation section 1.409A-1(b)(5)(iv), as follows.

(a) The Fair Market Value on the date of the Company’s initial public offering (as described in Section 12(f)(1)(G) of the Exchange Act) of its Common Stock will be the initial price to the public on that date.

(a) On any date on which shares of Common Stock are readily tradable on an Established Securities Market, if the Common Stock is admitted to trading on an exchange or market for which closing prices are reported on any date, Fair Market Value may be determined based on (i) the last sale before or the first sale after the Date of Grant of an Award or other valuation event; (ii) the closing price on the last trading day before the Date of Grant of an Award or other valuation event (iii) the closing price on the Date of Grant or other valuation event; or (iv) an average selling price during a specified period that is within 30 days before or 30 days after the Date of Grant of an Award, provided that the commitment to grant an Award based on that valuation method must be irrevocable before the beginning of the specified period, and the valuation method must be used consistently for grants of Awards under the Plan and substantially similar programs.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

(b) If the Common Stock is readily tradable on an Established Securities Market but closing prices are not reported, Fair Market Value may be determined based upon (i) the average of the highest bid and lowest asked prices of the Common Stock reported on the last trading day before the Date of Grant of an Award or other valuation event or on the Date of Grant or other evaluation event; or (ii) an average of the highest bid and lowest asked prices during a specified period that is within 30 days before or 30 days after the Date of Grant of an Award, provided that the commitment to grant an Award based on that valuation method must be irrevocable before the beginning of the specified period, and the valuation method must be used consistently for grants of Awards under the Plan and substantially similar programs.

(c) At any time the Common Stock is not readily tradable on an Established Securities Market, the Administrator shall determine the Fair Market Value through the reasonable application of a reasonable valuation method based on the facts and circumstances as of the valuation date, including, at the election of the Administrator, by an independent appraisal that meets the requirements of Code Section 401(a)(28)(C) and the regulations issued thereunder as of a date that is no more than 12 months before the relevant transaction to which the valuation is applied (for example, an Option’s Date of Grant), and that determination will be conclusive and binding on all Persons.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and the regulations issued thereunder.

“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Officer” means (a) before the first date on which any security of the Company is registered under Section 12 of the Exchange Act, any individual designated by the Company as an officer; and (b) on and after the first date on which any security of the Company is registered under Section 12 of the Exchange Act, an individual who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations issued thereunder.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

“Participant” means an individual to whom an Award is granted under the Plan or, if applicable, such other Person who holds an outstanding Award.

“Performance Award” means an Award granted under Section 6.2.

“Permitted Transferee” means a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships), any individual sharing the Participant’s household (other than a tenant or employee), a trust in which these individuals (or the Participant) have more than 50% of the beneficial interest, a foundation in which these individuals (or the Participant) control the management of assets, any other entity in which these individuals (or the Participant) own more than 50% of the voting interests, or such other transferee as may be permitted by the Administrator in its sole discretion.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

“Person” means an individual, partnership, limited liability company, corporation, association, joint stock company, trust, joint venture, labor organization, unincorporated organization, governmental entity or political subdivision thereof or any other entity, and includes a syndicate or group as those terms are used in Section 13(d)(3) or 14(d)(2) of the Exchange Act.

“Plan” means this SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan, as it may be amended from time to time.

“Related Company” means any parent or subsidiary of the Company, whether now or hereafter existing.

“Restricted Award” means an Award of Restricted Stock or Restricted Stock Units granted under Section 6.1.

“Restricted Period” has the meaning set forth in Section 6.1.

“Restricted Stock” means shares of Common Stock granted under a Restricted Award to a Participant under Section 6.1, which are subject to certain restrictions and risk of forfeiture.

“Restricted Stock Unit” means a hypothetical unit granted under a Restricted Award to a Participant under Section 6.1 evidencing the right to receive one share of Common Stock, or an equivalent value in cash equal to the Fair Market Value (as determined by the Administrator) in the future, which right is subject to certain restrictions and risk of forfeiture.

“Right of First Refusal” means the Company’s option to repurchase Common Stock acquired under the Plan upon the Participant’s notice of intent to transfer any Common Stock received pursuant to an Award in accordance with the provisions of Section 12.8.

“Right of Repurchase” means the Company’s option to repurchase unvested Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 12.7.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” or “SAR” means the right pursuant to an Award granted under Section 6.3 to receive an amount equal to the difference between the Fair Market Value as of the date of exercise and the Strike Price, multiplied by the number of shares of Common Stock for which the Award is exercised, all as determined under Section 6.3.

“Strike Price” means the base value per share of Common Stock, the excess over which will be payable upon exercise of a Stock Appreciation Right, as determined by the Administrator and as set forth in the Award Agreement.

“Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately before the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

transaction. In all other cases, the other entity to the transaction and not the Company will be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities that the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction will be disregarded. Further, outstanding voting securities of an entity will be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time whether or not contingent on the satisfaction of performance goals) into securities entitled to vote.

“Ten Percent Stockholder” means a person who owns (or is deemed to own under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Code Section 424(e) and (f), respectively.

ARTICLE 2

ADMINISTRATION

2.1 Administration by Board. The Compensation Committee of the Board shall administer the Plan unless and until the Board delegates administration to a different Committee or vests authority in the Board for the administration of the Plan, as provided in Section 2.5.

2.2 Authority of Administrator. The Administrator will have the power and authority to select Participants and grant Awards under the terms of the Plan.

2.3 Specific Authority. In particular, the Administrator will have the authority to:

(a) construe and interpret the Plan and apply its provisions;

(b) promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) authorize any Person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) delegate its authority to one or more Officers of the Company with respect to Awards that do not involve any individual who is subject to Section 16 of the Exchange Act or who is a Covered Employee or is reasonably anticipated to become a Covered Employee during the term of an Award, which delegation shall be by a resolution that specifies the total number of shares of Common Stock that may be subject to Awards by the Officer and the Officer may not make an Award to himself or herself;

(e) determine when Awards are to be granted under the Plan;

(f) select, subject to the limitations set forth in the Plan, those Participants to whom Awards will be granted;

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

(g) determine the number of shares of Common Stock to be made subject to each Award;

(h) determine whether each Option is to be an Incentive Stock Option or a Nonqualified Stock Option;

(i) prescribe the terms and conditions of each Award, including, without limitation, the Strike Price or Exercise Price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to the grant or sale;

(j) subject to the restrictions applicable under Section 11.4, amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price, Exercise Price or Strike Price or the term of any outstanding Award; except that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, the amendment will also be subject to the Participant’s consent (for the avoidance of doubt, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to an Option and the Exercise Price, will not constitute an impairment of the Participant’s rights that requires consent);

(k) determine the duration and purpose of leaves of absences that may be granted to a Participant without constituting termination of their Continuous Service for purposes of the Plan, which periods will be no shorter than the periods generally applicable to Employees under the Company’s employment policies or as required under applicable law;

(l) make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers capital adjustments; and

(m) exercise discretion to make any and all other determinations that it may determine to be necessary or advisable for administration of the Plan.

2.4 Decisions Final. All decisions made by the Administrator under the provisions of the Plan will be final and binding on the Company and the Participants, unless a decision is determined by a court having jurisdiction to be arbitrary and capricious.

2.5 The Committee.

(a) General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” will apply to any Person or Persons to whom that authority has been delegated. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, consistent with the provisions of the Plan, as the Board may adopt. The Board may abolish the Committee at any time and revest in the Board the administration

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

of the Plan. The members of the Committee will be appointed by and serve at the pleasure of the Board. The Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without Cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act by a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and shall keep minutes of all of its meetings. Subject to the limitations prescribed by the Plan and the Board, the Committee shall establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b) Committee Composition when Securities Registration is Required. Whenever any class of the Company’s common equity securities is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Eligible Directors. The Board has sole discretion to determine whether it intends to comply with the exemption requirements of either Rule 16b-3 under the Exchange Act or Code Section 162(m). However, if the Board intends to satisfy those exemption requirements, with respect to Awards to any Participant who is a Covered Employee or is reasonably anticipated to become a Covered Employee during the term of the Award, or to any Officer or Director, the Committee will at all times consist solely of two or more Eligible Directors. Within the scope of that authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m) the authority to grant Awards to eligible individuals who are not Covered Employees and not expected to be Covered Employees at the time of recognition of income resulting from the Award or with respect to whom the Company does not wish to comply with Code Section 162(m), or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act the authority to grant Awards to eligible individuals who are not Officers, Directors, “beneficial owners” (as defined in Rule 16a 1(a)(1) under the Exchange Act) of more than 10% of any class of equity securities of the Company registered under Section 12 of the Exchange Act or otherwise subject to Section 16 of the Exchange Act. Nothing in this Section 2.5(b) is intended to create an inference that an Award granted other than by a committee of the Board consisting at all times solely of two or more Eligible Directors is not validly granted under the Plan.

2.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Company shall indemnify the Administrator against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal thereof, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (subject, however, to the Company’s approval of the settlement, which approval the Company shall not unreasonably withhold) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in the action, suit or proceeding that the Administrator did not act in good faith and in a manner that the Person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was lawful. Notwithstanding the foregoing, it is a condition precedent

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

to the Company’s obligations in this Section 2.6 that within 60 days after institution of any such action, suit or proceeding, the Administrator or Committee member shall, in writing, offer the Company the opportunity at its own expense to handle and defend the action, suit or proceeding.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Share Reserve. Subject to adjustment under Section 10.1, the maximum aggregate number of shares of Common Stock that may be issued upon exercise of all Awards under the Plan is 15,000 shares, all of which may be used for Incentive Stock Options or any other Awards.

3.2 Return of Shares to the Share Reserve. If any Award for any reason is cancelled, expires or otherwise terminates, in whole or in part, the shares of Common Stock not acquired under the Award will revert to and again become available for issuance under the Plan. If the Company reacquires shares of Common Stock issued under the Plan under the terms of any forfeiture provision, including the Right of Repurchase of unvested Common Stock under Section 12.7, those shares will again be available for purposes of the Plan. Each share of Common Stock subject to any Award granted hereunder will be counted against the share reserve set forth in Section 3.1 on the basis of one share for every share subject thereto. Notwithstanding anything in the Plan to the contrary, shares of Common Stock used to pay the required Exercise Price or tax obligations or shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant, will not be available again for other Awards under the Plan. Awards or portions thereof that are settled in cash and not in shares of Common Stock will not be counted against the foregoing maximum share limitations. Notwithstanding anything in this Article 3 to the contrary and subject to adjustment under Section 10.1, the maximum number of shares of Common Stock that may be issued on the exercise of Incentive Stock Options will equal the aggregate number of shares stated in Section 3.1 plus, to the extent permitted under Section 422 of the Code and the Treasury regulations thereunder, any shares that become available for issuance under the Plan under this Section 3.2.

3.3 Source of Shares. The shares that may be issued pursuant to Awards will consist of shares of the Company’s authorized but unissued Common Stock and any shares of Common Stock held by the Company as treasury shares.

ARTICLE 4

ELIGIBILITY

4.1 Awards other than Options and SARs. Restricted Awards, Performance Awards and other Stock-Based Awards may be granted to any Employee, Director or Consultant of the Company or any Related Company.

4.2 Nonqualified Stock Options and Stock Appreciation Rights. Nonqualified Stock Options and SARs may be granted only to Employees, Directors or Consultants of the Company or of a direct or indirect majority-owned subsidiary of the Company with respect to which the Company, on the Date of Grant, is an “eligible issuer” under Treasury Regulation section 1.409A-1(b)(5)(iii)(E)(1).

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

4.3 Incentive Stock Options. Incentive Stock Options may be granted only to Employees of the Company or any corporation that, on the Date of Grant, is a “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Code Sections 424(e) and 424(f), respectively.

4.4 Code Section 162(m) Limitation.

(a) Subject to capitalization adjustment under Section 10.1, on and after the date of the first to occur of the events set forth in subsection (b), no Employee may be granted Awards covering more than 3,500 shares in the aggregate during any calendar year.

(b) Notwithstanding the foregoing, Section 4.4(a) will not apply until the first to occur, on or after the first date on which any class of the Company’s common equity securities is required to be registered under Section 12 of the Exchange Act (determined based solely on whether, as of the last day of its taxable year, the Company is subject to the reporting obligations of Section 12 of the Exchange Act other than due to a voluntary registration) of the following:

(i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan);

(ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan;

(iii) the first meeting of stockholders at which Directors are to be elected occurring after the close of the third calendar year following (A) the calendar year in which the Company’s initial public offering (within the meaning of Section 12(f)(1)(G) of the Exchange Act) occurs, or (B) if the Company becomes subject to the registration requirements of Section 12 of the Exchange Act without an initial public offering, the first calendar year following the calendar year in which the Company is first required to register any equity security under Section 12 of the Exchange Act; or

(iv) such other date as may be required by Code Section 162(m) and the rules and regulations issued thereunder.

Notwithstanding the foregoing, if the Company first becomes subject to Section 12 of the Exchange Act in connection with an initial public offering, then Section 4.4(a) will apply on and after the date on which the Company first becomes subject to Section 12 of the Exchange Act unless the prospectus accompanying the initial public offering discloses information concerning the Plan that satisfies all applicable securities laws then in effect.

4.5 Director Awards. Each non-employee Director of the Company will be eligible to receive discretionary grants of Awards under the Plan. If the Board or the compensation committee of the Board separately has adopted or in the future adopts a compensation policy covering some or all non-employee Directors that provides for a predetermined formula grant that specifies the type of Award, the timing of the Date of Grant and the number of shares of Common Stock to be awarded under the terms of the Plan, that formula grant will be incorporated herein by reference and will be administered as if provided under the terms of the Plan without any requirement that the Administrator separately take action to determine the terms of those Awards.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

ARTICLE 5

STOCK OPTIONS

Each Option will be in such form and will contain such terms and conditions as the Administrator deems appropriate. All Options will be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company will have no liability to any Participant or any other Person if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option at any time. The provisions of separate Options need not be identical, but each Option will include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

5.1 Term and Expiration. No Option may be exercisable later than 10 years after the Date of Grant, and no Incentive Stock Option granted to a Ten Percent Stockholder may be exercisable later than five years after the Date of Grant.

5.2 Exercise Price. The Exercise Price for each Option shall be equal to or greater than the Fair Market Value on the Date of Grant; provided that the Exercise Price for an Incentive Stock Option granted to a Ten Percent Stockholder shall be no less than 110% of the Fair Market Value on the Date of Grant. Notwithstanding the foregoing, an Option granted pursuant to an assumption or substitution for another stock option in a manner satisfying the provisions of Section 424(a) of the Code, as if the Option was a statutory stock option, may be granted with an Exercise Price lower than the Fair Market Value on the Date of Grant.

5.3 Consideration. The Exercise Price for shares of Common Stock purchased under an Option will be paid in cash or by certified or bank check at the time the Option is exercised, or, to the extent permitted by applicable laws and regulations, in the Administrator’s sole discretion and on such terms as the Administrator approves: (a) by delivery (by actual delivery or by attestation) to the Company of previously-acquired shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Exercise Price due for the number of shares being purchased; (b) if the Common Stock is readily tradable on an Established Securities Market, by a copy of instructions directing a broker to sell shares for which the Option is exercised and to remit to the Company the aggregate Exercise Price due for the number of shares being purchased; (c) by directing the Company to withhold from transfer the number of shares of Common Stock that otherwise would have been delivered by the Company on exercise of the Option having a Fair Market Value equal to all or part of the aggregate Exercise Price due on exercise, in which case the Option will be surrendered and cancelled with respect to the shares of Common Stock retained as well as the shares delivered; or (d) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note, subject to any requirements of applicable law that the par value (if any) of shares of Common Stock, if newly issued, be paid in cash or cash equivalents.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

The interest rate payable under the terms of a promissory note will not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) will specify the term, interest rate, amortization requirements (if any) and other provisions of the note. Unless the Administrator determines otherwise, the holder will be required to pledge to the Company shares of Common Stock having an aggregate Fair Market Value equal to or greater than the principal amount of the loan as security for payment of the unpaid balance of the loan, which pledge must be evidenced by a pledge agreement, the terms of which the Administrator will determine, in its discretion; except that each loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless the Administrator determines otherwise, the purchase price of shares of Common Stock acquired under an Option that is paid by delivery (or attestation) to the Company of other shares acquired, directly or indirectly, from the Company, will be paid only by shares of Common Stock that satisfy any requirements necessary to avoid liability award accounting treatment.

Notwithstanding the foregoing, at any time that the Company is an “issuer” as defined in Section 2 of the Sarbanes-Oxley Act of 2002, no Director or Officer (or equivalent thereof) of the Company or a Related Company will be permitted to pay any portion of the Exercise Price with a promissory note or in any other form that could be deemed prohibited personal loan under Section 13(k) of the Exchange Act. Unless otherwise provided in the terms of an Award Agreement, payment of the Exercise Price by a Participant who is an Officer, a Director or otherwise subject to Section 16 of the Exchange Act, by delivery or attestation to the Company of other shares of Common Stock acquired, directly or indirectly, from the Company is subject to pre-approval by the Administrator, in its sole discretion. The Administrator will document any such pre-approval in the case of a Participant who is an Officer or Director in a manner that complies with the specificity requirements of Rule 16b-3 under the Exchange Act, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

5.4 Vesting. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator determines to be appropriate. The vesting provisions of individual Options may vary. The Administrator may, but will not be required to, provide that no Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but will not be required to, provide for an acceleration of vesting and exercisability in the terms of the Award Agreement for any Option upon the occurrence of a specified event. Unless otherwise specified in the terms of any Award Agreement, each Option granted pursuant to the terms of the Plan will become exercisable at a rate of 25% per year over the four-year period commencing on the Date of Grant of the Option.

5.5 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value of Common Stock on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Code Section 424(e) and (f)) exceeds $100,000, the Options or portions thereof which exceed that limit (according to the order in which they were granted) will be treated as Nonqualified Stock Options.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

5.6 Early Exercise. The Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. In that case, the shares of Common Stock acquired on exercise will be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested shares of Common Stock so purchased may be subject to any other restriction the Administrator determines to be appropriate.

5.7 Employee Transfer, Approved Leave of Absence. For purposes of Incentive Stock Options, no termination of employment by an Employee will be deemed to result from either (a) a transfer to the employment of the Company from a “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Code Section 424(e) and (f), from the Company to a parent or subsidiary corporation or from one parent or subsidiary corporation to another; or (b) an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the period of leave does not exceed three months or, if longer, the Employee’s right to re-employment is guaranteed either by a statute or by contract.

5.8 Disqualifying Dispositions. Each Participant awarded an Incentive Stock Option will be required to immediately notify the Company in writing as to the occurrence of a disqualifying disposition of any shares of Common Stock acquired by exercise of the Incentive Stock Option, and the price realized on the disqualifying disposition of those shares. A “disqualifying disposition” is any disposition (including, without limitation, any sale or transfer) before the later of (i) two years after the Date of Grant of the Incentive Stock Option or (ii) one year after the issuance of the shares acquired by exercise of the Incentive Stock Option. The Company may, if determined by the Administrator and in accordance with procedures established by the Administrator, retain possession of any shares of Common Stock acquired by exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

ARTICLE 6

AWARDS OTHER THAN OPTIONS

6.1 Restricted Awards. A Restricted Award is an Award of Restricted Stock or Restricted Stock Units, which provides that, except as otherwise provided in Section 12.4 with respect to Permitted Transferees, the Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or otherwise encumbered for the period (the “Restricted Period”) determined by the Administrator. Each Restricted Award will be in such form and will contain such terms, conditions, and Restricted Periods as the Administrator determines to be appropriate, including the treatment of dividends or dividend equivalents, as the case may be. The Administrator in its discretion may provide for the acceleration of the end of the Restricted Period in the terms of any Restricted Award, at any time, including in the event of a Change in Control. The terms and conditions of the Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award must include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

(a) Payment for Restricted Awards. The purchase price of shares of Common Stock acquired under a Restricted Award, if any, will be determined by the Administrator, and may be stated as cash, property or prior or future services rendered to the Company or a Related Company for its benefit. Shares of Common Stock acquired in connection with a Restricted Award may be issued for such consideration, having a value not less than the par value thereof, as may be determined by the Administrator. Required consideration for Common Stock acquired in connection with a Restricted Award may be paid: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or prior or future services that the Administrator determines have a value at least equal to the purchase price of the Restricted Award. Notwithstanding the foregoing, at any time that the Company is an “issuer” as defined in Section 2 of the Sarbanes-Oxley Act of 2002, no Director or executive officer (or equivalent thereof) of the Company or a Related Company will be permitted to pay any portion of the purchase price for shares of Common Stock acquired under a Restricted Award with a promissory note or in any other form that could be deemed prohibited personal loan under Section 13(k) of the Exchange Act.

(b) Vesting. The Restricted Award, and any shares of Common Stock acquired thereunder, may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company, or forfeiture where the consideration was in the form of services, in accordance with a vesting schedule to be determined by the Administrator. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Award, at any time, including upon a Change in Control. The Administrator in its discretion may grant a Restricted Award that is, in whole or in part, vested upon grant and not subject to a Restricted Period.

(c) Concurrent Tax Payment. The Administrator, in its sole discretion, may (but will not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after-tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of Restricted Stock for which an election under Code Section 83(b) may be required.

(d) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator (including, without limitation, the Participant’s satisfaction of applicable tax withholding obligations attributable to the Award), the restrictions applicable to the Restricted Award will lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed will be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant’s beneficiary or estate, as the case may be, unless the Restricted Award is subject to a deferral condition that complies with Section 409A of the Code and the regulations thereunder as may be allowed or required by the Administrator in its sole discretion. The Company will not be required

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

to deliver any fractional share of Common Stock but shall pay, in lieu thereof, the Fair Market Value of the fractional share in cash to the Participant or the Participant’s beneficiary or estate, as the case may be. With respect only to Restricted Stock Units, unless otherwise subject to a deferral condition that complies with Section 409A of the Code, the Common Stock certificate will be issued and delivered and the Participant will be entitled to the beneficial ownership rights of the Common Stock not later than (i) the date that is 2 1⁄2 months after the end of the Participant’s taxable year (or the end of the Company’s taxable year, if later) for which the Restricted Period ends and the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture, or (ii) such earlier date as may be necessary to avoid application of Section 409A of the Code to the Award.

(e) Dividends on Restricted Stock Units. In the case of Restricted Stock Units, the Participant will not be entitled to receive dividends or dividend equivalents unless the Award Agreement specifically provides therefor.

(f) Delivery of Restricted Stock. Shares of Restricted Stock will be delivered to the Participant on the Date of Grant either by book-entry registration or by delivering to the Participant, or to a custodian or escrow agent (including, without limitation, the Company or one or more of its Employees) designated by the Administrator, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of the Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such shares of Common Stock.

6.2 Performance Awards.

(a) Nature of Performance Awards. A Performance Award is an Award that will vest only on the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. A Performance Award may be granted under the Plan to any Participant, including a Participant who qualifies for awards under other performance plans of the Company. The Administrator in its sole discretion will determine whether and to whom Performance Awards will be made, the performance goals applicable under each Performance Award, the period or periods during which performance is to be measured, and all other limitations and conditions applicable to Performance Awards. The Administrator, in its discretion, may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Awards under the Plan.

(b) Performance Goals.

(i) A performance goal will be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares of Common Stock under the Performance Award that will be granted or will vest if the performance goal is attained. The Administrator shall determine the performance goal before the time that 25% of the service period has elapsed, but not later than 90 days after the commencement of the service period to which the performance goal relates.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

(ii) A performance goal may be based on one or more of the following business criteria, which may be applied to a Participant, a business unit or the Company and its Related Companies: revenue; sales; earnings before all or any of interest expense, taxes, depreciation and/or amortization (“EBIT,” “EBITA,” or “EBITDA”); funds from operations; funds from operations per share; operating income; operating income per share; pre-tax or after-tax income; net cash provided by operating activities; cash available for distribution; cash available for distribution per share; working capital and components thereof; sales (net or gross) measured by product line, territory, customer or customers or other category; return on equity or average stockholders’ equity; return on assets; return on capital; enterprise value or economic value added; share price performance; improvements in the Company’s attainment of expense levels; implementation or completion of critical projects; improvement in cash-flow (before or after tax); net earnings; earnings per share; earnings from continuing operations; net worth; credit rating; levels of expense, cost or liability by category, operating unit or any other delineation; or any increase or decrease of one or more of the foregoing over a specified period; or the occurrence of a Change in Control.

(iii) A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies on a per share basis, against the performance of the Company as a whole or against particular entities, segments, operating units or products of the Company, on a pre-tax or after-tax basis, in tandem with any other performance goal, or otherwise as the Administrator may determine. The Administrator may, in connection with the establishment of performance goals for a performance period, specify one or more adjustments to any of the business criteria specified in Section 6.2(b)(ii).

(iv) Performance goals will be objective and, if the Company is required to be registered under Section 12 of the Exchange Act, will otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee or is reasonably anticipated to become a Covered Employee during the term of the Award will (unless the Administrator determines otherwise) provide that if the Participant’s Continuous Service ceases before the end of the performance period for any reason, the Award will be payable only (A) if the applicable performance objectives are achieved; and (B) to the extent, if any, determined by the

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

Administrator. These objective performance goals are not required to be based on increases in a specific business criterion, but may be based on maintaining the status quo or limiting economic losses. With respect to any Participant who is not a Covered Employee or expected to become a Covered Employee during the term of the Award, the Administrator may establish additional objective or subjective performance goals.

(v) The Administrator may provide in any Performance Award that any evaluation of performance may include or exclude the effect, if any, on reported financial results of any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) changes in tax laws, accounting principles or other laws or provisions; (D) reorganization or restructuring programs, including share repurchasing programs; (E) acquisitions or divestitures; (F) foreign currency exchange translations gains and losses; (G) revenue or earnings attributable to minority ownership in another entity or (H) gains and losses that are treated as extraordinary items under Accounting Standards Codification Topic 225. To the extent such inclusions or exclusions affect a Performance Award to a Participant who is a Covered Employee or is reasonably anticipated to become a Covered Employee during the term of the Award, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(c) Satisfaction of Performance Goals. A Participant will be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator), including, without limitation, the Participant’s satisfaction of applicable tax withholding obligations attributable to the Award. With respect only to a Performance Award that is denominated in hypothetical Common Stock units, the Common Stock certificate will be issued and delivered and the Participant will be entitled to the beneficial ownership rights of the Common Stock not later than (i) the date that is 2 1⁄2 months after the end of the Participant’s taxable year (or the end of the Company’s taxable year, if later) for which the Administrator certifies that the Performance Award conditions have been satisfied and the Performance Award is no longer subject to a substantial risk of forfeiture, and (ii) such earlier date as may be necessary to avoid application of Section 409A of the Code to the Award.

(d) Acceleration, Waiver, Etc. Until the first date on which any class of the Company’s common equity securities is required to be registered under Section 12 of the Exchange Act, and at any time with respect to any Participant who is not (and is not expected to become during the term of the Award) a Covered Employee, at any time before the Participant’s termination of Continuous Service by the Company and its Related Companies, the Administrator may in its sole discretion accelerate, waive or, subject to Article 11 hereof, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award at any time, including upon a Change in Control. Notwithstanding the foregoing, with respect to any Participant who is, or is expected to become during the term of the Award, a Covered Employee, no amendment or waiver of the performance goal will be permitted, and no acceleration of payment (other than in the form of Common Stock) will be permitted, after the first date on which any class of the Company’s common equity securities is required to be registered under Section 12 of the Exchange Act, unless the performance goal has been attained and the Award is discounted to reasonably reflect the time value of money attributable to the acceleration.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

(e) Certification. Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards will not be settled until the Administrator has made the certification specified under this Section 6.2(e).

6.3 Stock Appreciation Rights.

(a) General. A SAR may be granted either alone or in tandem with all or part of an Option. A SAR granted in tandem with a Nonqualified Stock Option may be granted at or after the time of grant of the related Option, but a SAR granted in tandem with an Incentive Stock Option may be granted only at the time of the grant of the related Option.

(b) Grant Requirements. A SAR may be granted only if it does not provide for the deferral of compensation within the meaning of Section 409A of the Code. A SAR does not provide for a deferral of compensation if: (i) the Strike Price may never be less than the Fair Market Value on the Date of Grant, (ii) the compensation payable under the SAR can never be greater than the difference between the Fair Market Value on the date of exercise and the Strike Price, (iii) the number of shares of Common Stock subject to the SAR is fixed on the Date of Grant, and (iv) the SAR does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right. No dividends or dividend equivalents may be paid on any outstanding SAR.

(c) Strike Price. The Administrator will determine the Strike Price of a SAR, which in the case of a SAR granted independent of any Option will not be less than the Fair Market Value on the Date of Grant. The Strike Price of a SAR granted in tandem with an Option will be the Exercise Price of the related Option. A SAR granted in tandem with an Option will be exercisable only to the same extent as the related Option, provided that by its terms, such SAR will be exercisable only when the Fair Market Value exceeds the Strike Price of the SAR.

(d) Vesting. The SAR will be subject to a Restricted Period that specifies a forfeiture in accordance with a vesting schedule to be determined by the Administrator. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any SAR upon a specified event, including without limitation a Change in Control.

(e) Exercise and Settlement. Upon delivery to the Administrator of a written request to exercise a SAR, the holder will be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value on the date of exercise over the Strike Price specified in the Award Agreement, multiplied by (ii) the number of shares of Common Stock for which the SAR is being exercised. Settlement with respect to the exercise of a SAR will be on the date of exercise and may be made in the form of shares of Common Stock valued at Fair Market Value on the date of exercise (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination of Common Stock and cash, as determined by the Administrator in its sole discretion.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

(f) Reduction in the Underlying Option Shares. On the exercise of a SAR granted in tandem with an Option, the number of shares of Common Stock for which the related Option is exercisable will be reduced by the number of such shares for which the SAR has been exercised. The number of shares of Common Stock for which a tandem SAR is exercisable will be reduced on any exercise of any related Option by the number of such shares for which the Option has been exercised.

(g) Written Request. Unless otherwise determined by the Administrator in its sole discretion, SARs will be settled in shares of Common Stock. If permitted in the Award Agreement, a Participant may request that any exercise of a SAR be settled for cash, but a Participant will not have any right to demand a cash settlement. A request for a cash settlement may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following that date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a SAR or to exercise the SAR for cash, the Administrator will, in its sole discretion, either consent to or disapprove, in whole or in part, the written request. A written request to receive cash in full or partial settlement of a SAR or to exercise a SAR for cash may provide that, if the Administrator disapproves the written request, the written request will be treated as an exercise of the SAR for shares of Common Stock.

(h) Disapproval by Administrator. If the Administrator disapproves in whole or in part any request by a Participant to receive cash in full or partial settlement of a SAR or to exercise the SAR for cash, the disapproval will not affect the Participant’s right to exercise the SAR at a later date, to the extent that it would be otherwise exercisable, or to request a cash form of payment at a later date, in each case subject to the approval of the Administrator. Additionally, the disapproval will not affect the Participant’s right to exercise any related Option.

6.4 Other Stock-Based Awards. The Administrator may, either alone or in connection with the grant of other Awards, grant other stock-based Awards not otherwise described in Article 5 or Article 6 that are payable in, valued in whole or in part by reference to, or are otherwise based on shares of Common Stock, as deemed by the Administrator consistent with the purpose of the Plan. The Administrator shall determine the terms and conditions of any such Award.

ARTICLE 7

TREATMENT OF AWARDS ON TERMINATION OF CONTINUOUS SERVICE

7.1 Unvested Awards Generally. Unless otherwise provided in an Award Agreement or in an employment or service agreement the terms of which have been approved by the Administrator, if a Participant’s Continuous Service terminates for any reason, the Participant will forfeit the unvested portion of any Award acquired in consideration of services, all unvested shares of Common Stock held by the Participant as of the date of termination under the terms of any Award will be forfeited or, if applicable, may be repurchased by the Company as provided under Section 12.7, and the Participant will have no rights with respect to any Award or shares of Common Stock so forfeited or repurchased.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

7.2 Options and SARs.

(a) Other than for Cause, death or Disability. Unless otherwise provided in an Award Agreement or in an employment or service agreement the terms of which have been approved by the Administrator, if a Participant’s Continuous Service is terminated for any reason other than the Participant’s death or Disability or by the Company for Cause, the Participant may exercise his or her Option or SAR (to the extent vested and exercisable as of the date of termination) during the period ending on the earlier of (i) the date that is three months after the termination of the Participant’s Continuous Service or (ii) the expiration of the original term of the Award as set forth in the Award Agreement. Any unexercised Option or SAR held by the Participant will automatically terminate at the close of business on the last day of such period and will thereafter not be exercisable.

(b) For Cause. If the Participant’s Continuous Service is terminated by the Company or a Related Company for Cause, all outstanding Options and SARs (whether or not vested) will be forfeited and expire as of the beginning of business on the date of termination.

(c) Participant Death or Disability. Unless otherwise provided in an Award Agreement or in an employment or service agreement the terms of which have been approved by the Administrator, if a Participant’s Continuous Service is terminated as a result of the Participant’s death or Disability, the Participant’s Option or SAR may be exercised (to the extent vested and exercisable as of the date of termination) by the Participant or the Participant’s estate, designated beneficiary or such other Person who acquired the right to exercise the Award by bequest or inheritance, but only during the period ending on the earlier of (i) the date that is 12 months following the date of termination or (ii) the expiration of the original term of the Award as set forth in the Award Agreement. Any unexercised Option or SAR held by the Participant or such other Person will terminate at the end of such period.

(d) Extension of Option or SAR Termination Date. An Award Agreement may provide that if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service for any reason (other than on the Participant’s death or Disability or termination by the Company for Cause) would violate any applicable federal, state or local law, the Option or SAR will terminate only on the earlier of (i) the expiration of the original term of the Option or SAR or (ii) the date that is 30 days after the exercise of the Option or SAR would no longer violate any applicable federal, state or local law.

ARTICLE 8

COVENANTS OF THE COMPANY

8.1 Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy the Awards.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

8.2 Securities Law Compliance. Each Award Agreement will provide that no shares of Common Stock may be purchased or sold thereunder unless and until any then applicable requirements of state, federal or applicable foreign laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of Awards; however, this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of any Awards unless and until that authority is obtained.

ARTICLE 9

USE OF PROCEEDS FROM AWARDS

Proceeds from the sale of Common Stock under the Plan will constitute general funds of the Company.

ARTICLE 10

ADJUSTMENTS UPON CHANGES IN STOCK

10.1 Capitalization Adjustments. If any change is made in the Common Stock without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (a) the aggregate number of shares of Common Stock or class of shares that may be purchased pursuant to Awards granted hereunder, (b) the aggregate number of shares of Common Stock or class of shares that may be purchased pursuant to Incentive Stock Options granted hereunder, (c) the number and/or class of shares of Common Stock covered by outstanding Awards, (d) the maximum number of shares of Common Stock with respect to which Awards may be granted to any single Person during any calendar year, and (e) the Exercise Price of any Option and the Strike Price of any SAR in effect prior to the change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of the Common Stock resulting from the transaction; provided, however, that any fractional shares resulting from the adjustment shall be aggregated until, and eliminated at, the time of exercise or settlement by rounding down. The Administrator shall make these adjustments in a manner that will provide an appropriate adjustment that neither increases nor decreases the value of the Award as in effect immediately prior to the corporate change, and its determination will be final, binding and conclusive. The conversion of any securities of the Company that are by their terms convertible will not be treated as a transaction “without receipt of consideration” by the Company.

10.2 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then, subject to Section 10.3, all outstanding Awards will terminate immediately before the dissolution or liquidation.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

10.3 Change in Control – Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a Change in Control, a dissolution or liquidation of the Company, an exchange of securities or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off or a sale, in one or a series of related transactions, of all or substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (a) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (b) the assumption of the Plan and the outstanding Awards by the Surviving Entity or its parent; (c) the substitution by the Surviving Entity or its parent of awards with substantially the same terms (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 10.3) for the outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 10.1; (d) the cancellation of the outstanding Awards in consideration for a payment (in the form of securities, cash or such other consideration and under the same terms and conditions as is paid to the stockholders of the Company in the transaction) equal in value to the Fair Market Value of vested Awards, or in the case of an outstanding Option or SAR, the difference between the Fair Market Value and the Exercise Price or Strike Price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under the Option or SAR; or (e) the cancellation of the outstanding Awards without payment of any consideration. If Options or SARs would be canceled without consideration for vested Awards, the Participant will have the right, exercisable during the later of the 10-day period ending on the fifth day prior to the merger or consolidation or 10 days after the Administrator provides the Participant a notice of cancellation, to exercise the Option or SAR in whole or in part without regard to any installment exercise provisions in the applicable Award Agreement.

ARTICLE 11

AMENDMENT OF THE PLAN AND AWARDS

11.1 Amendment of Plan. The Board or an authorized committee of the Board at any time may amend or terminate the Plan. However, except as provided in Section 10.1 relating to adjustments upon changes in Common Stock, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any securities exchange listing requirements. At the time of any amendment, the Board or its authorized committee shall determine, upon advice from counsel, whether the amendment will be contingent on stockholder approval.

11.2 Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

11.3 Contemplated Amendments. It is expressly contemplated that the Board or an authorized committee of the Board may amend the Plan in any respect the Board or its authorized committee determines necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations issued thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and to bring the Plan and Awards granted hereunder into compliance therewith. Notwithstanding the foregoing, neither the Board nor the Company nor any Related Company will have any liability to any Participant or any other Person as to (a) any tax consequences expected, but not realized, by a Participant or any other Person due to the receipt, exercise or settlement of any Award granted hereunder; or (b) the failure of any Award to comply with Section 409A of the Code.

11.4 Amendment of Awards. The Administrator at any time may amend the terms of any one or more Awards. However, subject to Section 11.5, no amendment may impair the rights under any Award granted before the amendment. Except as otherwise permitted under Article 10, unless stockholder approval is obtained: (a) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (b) the Administrator may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash, if doing so would be considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted; and (c) the Administrator may not take any other action that is considered a repricing for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

11.5 No Impairment of Rights. No amendment of the Plan or an Award may impair rights under any Award granted before the amendment unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. For the avoidance of doubt, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options or SAR, the difference between the Fair Market Value and the Exercise Price or Strike Price, is not an impairment of the Participant’s rights that requires consent of the Participant.

ARTICLE 12

GENERAL PROVISIONS

12.1 Acceleration of Exercisability and Vesting. The Administrator has the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

12.2 Stockholder Rights. Except as provided in Section 10.1 hereof or as otherwise provided in an Award Agreement, no Participant will be considered the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until the Participant has satisfied all requirements for exercise, payment or delivery of the Award, as applicable, pursuant to its terms, and no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date of issue of a Common Stock certificate.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

12.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or a Related Company in the capacity in effect at the time the Award was granted or will affect the right of the Company or a Related Company to terminate (a) the employment of an Employee with or without notice and with or without Cause; (b) the service of a Consultant pursuant to the terms of the Consultant’s agreement with the Company or a Related Company; or (c) the service of a Director pursuant to the Bylaws of the Company or a Related Company, and any applicable provisions of the corporate law of the state in which the Company or the Related Company is incorporated, as the case may be.

12.4 Limits on Transfer.

(a) Each Award will be exercisable during the Participant’s lifetime only by the Participant, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against the Company or any Related Company; provided that the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(b) Notwithstanding the foregoing, the Administrator may, in its sole discretion, permit a Participant to transfer an Award (other than an Incentive Stock Option) by gift or domestic relations order, without consideration, to a Permitted Transferee, subject to such rules as the Administrator may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, on condition that the Participant first gives the Administrator advance written notice describing the terms and conditions of the proposed transfer and the Administrator notifies the Participant in writing that the transfer would comply with the requirements of the Plan. If the Award Agreement does not provide for transferability, then the Award will be transferable and exercisable only as provided in the preceding Section 12.4(a).

(c) The terms of an Award transferred in accordance with Section 12.4(b) will apply to the Permitted Transferee, and any reference to a Participant in the Plan or in the Award Agreement will refer to the Permitted Transferee, except that (i) the Permitted Transferee will not be entitled to transfer the Award other than by will or the laws of descent and distribution; (ii) the Permitted Transferee is not entitled to exercise a transferred Option unless there is in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired by the exercise of the Option if the Administrator determines, consistent with the Award Agreement, that a registration statement is necessary or appropriate; (iii) neither the Administrator nor the Company is required to provide any notice to a Permitted Transferee, whether or not notice is or would otherwise have been required to be given to the Participant; and (iv) the consequences of the termination of the Participant’s Continuous Service under the Plan and the Award Agreement will continue to be applied with respect to the Participant, including, without limitation, that an Option will be exercisable by the Permitted Transferee only to the extent, and for such period, specified in the Plan and the Award Agreement.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

12.5 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to those requirements, will be inoperative if (x) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act; or (y) as to any particular requirement, a determination is made by counsel for the Company that that requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as that counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

12.6 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any one or combination of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company): (a) cash payment; (b) authorizing the Company to withhold a number of shares of Common Stock from the shares otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, the Fair Market Value of which does not exceed the minimum amount of tax required to be withheld by law and in which case the Award will be surrendered and cancelled with respect to the number of shares of Common Stock retained by the Company; (c) delivering to the Company previously owned and unencumbered shares of Common Stock; or (d) by execution of a recourse promissory note by a Participant. Notwithstanding the foregoing, at any time that the Company is an “issuer” as defined in Section 2 of the Sarbanes-Oxley Act of 2002, no Director or executive officer (or equivalent thereof) of the Company or a Related Company will be permitted to pay any portion of the tax withholding with respect to any Award with a promissory note or in any other form that could be deemed a prohibited personal loan under Section 13(k) of the Exchange Act. Unless otherwise provided in the terms of an Award Agreement, payment of the tax withholding by a Participant who is an Officer or Director or is otherwise subject to Section 16 of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. The Administrator shall document any pre-approval in the case of a Participant who is an Officer or Director in a manner that complies with the specificity requirements of Rule 16b-3 under the Exchange Act, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Award involved in the transaction.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

12.7 Right of Repurchase. Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s Common Stock acquired under the Plan as provided in this Section 12.7 (the “Right of Repurchase”).

(a) The Right of Repurchase for unvested Common Stock will be exercisable at a price equal to the lesser of the purchase price at which the Common Stock was acquired under the Plan or the Fair Market Value of the Common Stock (if an Award is granted solely in consideration of past or future services without payment of any additional consideration, the unvested Common Stock will be forfeited without any repurchase). The Award Agreement may specify the period following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised.

(b) Unless otherwise specifically provided in an Award Agreement or other agreement, until the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act and following a termination of the Participant’s Continuous Service, the Company shall have the right to purchase any or all of a Participant’s shares acquired upon vesting of Awards or exercise of Options or SARs. The Right of Repurchase for vested Common Stock will be exercisable at a price equal to Fair Market Value.

(c) In the event that the Company so elects for any reason, the Company shall have the option to purchase the Common Stock for a promissory note having the terms specified below or for any combination of cash and a promissory note; provided that the Participant shall receive cash to the extent that the Participant paid cash for the purchase price of the Common Stock. Any such promissory note shall (i) be subordinate to and consistent with provisions of any obligations of the Company for debt for borrowed money; (ii) have a maturity of no more than five years from the date of issuance; (iii) be payable in no more than five substantially equal annual installments of principal and interest, with the first installment of principal and interest to be paid no later than 12 months from the date of issuance; and (iv) bear interest at a rate equal to the applicable federal rate as provided for in Section 1274(d) of the Code having a maturity comparable to that of such promissory note.

(d) The provisions of this Section 12.7 shall terminate on the date the shares of Common Stock issued upon the exercise or acquisition of Common Stock under the Award have been registered under a then currently effective registration statement under the Securities Act; provided, that, if a Participant’s Continuous Service is terminated by the Company for Cause, all Awards (whether or not vested) shall automatically terminate and be forfeited and in the case of Options or SARs shall cease to be exercisable.

12.8 Right of First Refusal. Each Award Agreement may, but need not, include a provision whereby the Company may elect, before the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, to exercise a right of first refusal (the “Right of First Refusal”) following receipt of notice from the Participant of the intent to transfer all or any part of the shares of Common Stock received in connection with an Award under the Plan.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

12.9 Other Compensation Arrangements. Nothing contained in the Plan will prevent the Board, including any authorized committee of the Board, from adopting other or additional compensation arrangements, subject to stockholder approval if stockholder approval is required; and those arrangements may be either generally applicable or applicable only in specific cases.

12.10 Recapitalizations. Each Award Agreement will contain provisions required to reflect the provisions of Section 10.1.

12.11 Delivery. Upon exercise of a right granted under an Award under the Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of the Plan, 30 days will be considered a reasonable period.

12.12 Stockholders Agreement. As a condition to the transfer of shares of Common Stock under any Award granted under this Plan, unless otherwise specifically provided, the Participant will be required to execute and become a party to the Stockholders Agreement dated June 8, 2007, among the Company and the Company’s stockholders, as amended, supplemented or modified from time to time (the “Stockholders Agreement”). In addition to the terms of this Plan and the Award Agreement pursuant to which the Common Stock is transferred, the Stockholders Agreement shall govern Participant’s rights in and to the Common Stock, and if there is any conflict between the provisions of the Stockholders Agreement and the Plan or the Award Agreement pursuant to which the Common Stock is transferred, the provisions of the Stockholders Agreement shall control.

12.13 Government and Other Regulations.

(a) The Company’s obligation to settle Awards in shares of Common Stock or other consideration is subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company will be under no obligation to offer to sell or to sell, and is prohibited from offering to sell or selling, any shares of Common Stock under an Award unless the shares have been properly registered for sale under the Securities Act or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares of Common Stock may be offered or sold without registration pursuant to an available exemption therefrom and the terms and conditions of that exemption and of all applicable state securities laws have been fully complied with. The Company will be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Administrator is authorized to provide that all certificates for Common Stock or other securities of the Company or any Related Company delivered under the Plan will be subject to such stop transfer orders and other restrictions as the Administrator may consider advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the Common Stock or other security is then listed or quoted and any other applicable federal, state or local laws. Notwithstanding any provision in the Plan to the contrary, the Administrator reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion considers necessary or advisable in order that the Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

(b) The Administrator may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions, blockage or other market considerations would make the Company’s acquisition of Common Stock, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company or the Participant’s sale of shares of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Administrator determines to cancel all or any portion of an Award in accordance with the foregoing, the Company will pay to the Participant an amount equal to the excess of (i) the aggregate Fair Market Value of the shares of Common Stock subject to the Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (ii) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). The amount payable will be delivered to the Participant as soon as practicable following the cancellation of the Award or portion thereof.

12.14 Clawback. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, Awards granted hereunder will be subject, to the extent applicable, to any clawback policy adopted by the Company. By accepting an Award under this Plan, the Participant consents to any such clawback policy, whether in effect on the Date of Grant or adopted thereafter by the Company.

12.15 Reliance on Reports. Each member of the Administrator and each member of the Board will be fully justified in acting or failing to act, as the case may be, and will not be liable for having so acted or failed to act in good faith, in reliance on any report made by the independent public accountant of the Company and its Related Companies or any other information furnished in connection with the Plan by any agent of the Company or the Administrator or the Board, other than himself or herself.

12.16 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may consider advisable.

12.17 Cancellation and Rescission of Awards for Detrimental Activity.

(a) Upon exercise, payment or delivery pursuant to an Award, the Administrator may require a Participant to certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity.

(b) Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

(c) If a Participant engages in Detrimental Activity after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, that exercise, payment or delivery may be rescinded within one year thereafter. In the event of any such rescission, the Participant will be required to pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company will be entitled to set-off against the amount of that gain any amount owed to the Participant by the Company.

12.18 Financial Statements. Beginning on the earlier of (a) the date that the aggregate number of Participants under this Plan is 500 or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or (b) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company will provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six months with the financial statements being not more than 180 days old and with the information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Participants agree to keep the information to be provided under this section confidential. If a Participant does not agree to keep the information to be provided under this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 under the Securities Act.

12.19 Market Standoff. Each Award Agreement will provide that, in connection with any underwritten public offering by the Company of its equity securities, the Participant agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for the period from and after the effective date of such registration statement as may be requested by the Company or the underwriters (the “Market Standoff”). In order to enforce the Market Standoff, the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired under the Plan until the end of the applicable standoff period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities that are by reason of the transaction distributed with respect to any shares of Common Stock subject to the Market Standoff or into which the shares of Common Stock thereby become convertible, will immediately be subject to the Market Standoff.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

ARTICLE 13

EFFECTIVE DATE AND TERM OF PLAN

13.1 Effective Date. The Plan is effective as of the Effective Date, but no Option or SAR may be exercised, and no other Award may be granted, unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted by the Board or an authorized committee of the Board.

13.2 Plan Termination or Suspension. Unless otherwise terminated as provided herein, the Plan will continue in effect until, and automatically terminate on, the day before the 10th anniversary of the Effective Date or, if the stockholders approve an amendment to the Plan that increases the number of shares of Common Stock subject to the Plan, the day before the 10th anniversary of the date of such stockholder approval. No Award may be granted under the Plan after that date, but Awards theretofore granted may extend beyond that date and will continue to be governed by the terms and conditions of the Plan. The Board or its authorized committee may suspend or terminate the Plan at any earlier date under Section 11.1. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

ARTICLE 14

CHOICE OF LAW

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of law rules.

ARTICLE 15

LIMITATION ON LIABILITY

The Company and any Related Company that is in existence or that hereafter comes into existence will have no liability to any Participant or to any other Person as to (1) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority considered by counsel to the Company necessary for the lawful issuance and sale of any shares hereunder; (2) any tax consequences expected, but not realized, by a Participant or any other Person due to the receipt, exercise or settlement of any Award granted hereunder; or (3) the failure of any Award that is determined to constitute “nonqualified deferred compensation” to comply with Section 409A of the Code and the regulations thereunder.

ARTICLE 16

EXECUTION

To record the adoption of the Plan by the Compensation Committee of the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

IN WITNESS WHEREOF, upon authorization of the Compensation Committee of the Board of Directors, the undersigned has executed the SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan, effective as of the Effective Date.

SUNTX CPI GROWTH COMPANY, INC.

By:	/s/ Charles E. Owens
Name:	Charles E. Owens
Its:	President

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

Signature Page

CONSTRUCTION PARTNERS, INC.

2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD CERTIFICATE

THIS IS TO CERTIFY that Construction Partners, Inc., a Delaware corporation formerly known as SunTx CPI Growth Company, Inc. (the “Company”), has granted you (the “Participant”) the right to receive Common Stock of the Company under its 2016 Equity Incentive Plan (the “Plan”), as follows:

Name of Participant:

Address of Participant:

Number of Shares:	1,400

Purchase Price:	$1.00 per Share

Date of Grant:	February 15, 2018

Acceptance Expiration Date:	15 days after the Participant’s receipt of this Certificate and the attached Restricted Stock Award Agreement

Vesting Schedule:	Date	Number of Shares Vested

	Date of Grant	700
	July 1, 2018	1,400

By your signature and the signature of the Company’s representative below, you and the Company agree to be bound by all of the terms and conditions of the attached Restricted Stock Award Agreement, the Plan and the Stockholders Agreement (each incorporated herein by this reference as if set forth in full in this document). By executing this Certificate, you hereby irrevocably elect to accept the Restricted Stock rights granted under this Certificate and the related Restricted Stock Award Agreement and to receive the shares of Restricted Stock designated above subject to the terms of the Plan, the Stockholders Agreement, this Certificate and the Award Agreement.

Participant:		Construction Partners, Inc.

By:
Name:	, an individual	Title:

Dated:		Dated:

SunTx CPI Growth Company, Inc., Inc. 2016 Equity Incentive Plan

Restricted Stock Award Certificate

CONSTRUCTION PARTNERS, INC.

SUNTX CPI GROWTH COMPANY, INC.

2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (the “Agreement”), is entered into on the Date of Grant, subject to the Participant’s acceptance of the terms of the Agreement evidenced by the Participant’s signature on the Restricted Stock Award Certificate to which this Agreement is attached (the “Certificate”), by and between Construction Partners, a Delaware corporation formerly known as SunTx CPI Growth Company, Inc. (the “Company”), and the Participant named in the Certificate.

Under the SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan (the “Plan”), the Administrator has authorized the grant to the Participant of the right to receive shares of Common Stock (the “Award”), under the terms and subject to the conditions set forth in this Agreement and the Plan. Capitalized terms not otherwise defined in the Agreement have the meanings ascribed to them in the Plan.

NOW, THEREFORE, in consideration of the premises and the benefits to be derived from the mutual observance of the covenants and promises contained in this Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Basis for Award. This Award is granted under the Plan for valid consideration provided to the Company by the Participant. By the Participant’s execution of the Certificate, the Participant agrees to accept the Restricted Stock Award rights granted under the Certificate and this Agreement and to receive the shares of Restricted Stock of the Company designated in the Certificate subject to the terms of the Plan, the Certificate and this Agreement.

2. Restricted Stock Award. The Company hereby awards and grants to the Participant, for valid consideration with a value in excess of the aggregate par value of the Common Stock awarded to the Participant, the number of shares of Common Stock set forth in the Certificate (the “Shares”), which are subject to the restrictions and conditions set forth in the Plan, the Certificate and in this Agreement (the “Restricted Shares”). One or more stock certificates representing the number of Shares specified in the Certificate will hereby be registered in the Participant’s name (the “Stock Certificate”), but will be deposited and held in the custody of the Company for the Participant’s account as provided in Section 4 hereof until such Restricted Shares become vested and all restrictions thereon have lapsed. The Participant acknowledges and agrees that those shares may be issued as a book entry with the Company’s transfer agent and that no physical certificates need be issued for as long as such Shares remain subject to the Company’s Right of Repurchase and restrictions on transfer.

3. Vesting. The Restricted Shares will vest and restrictions on transfer will lapse under the Vesting Schedule set forth in the Certificate, on condition that the Participant is still then in Continuous Service. If the Participant ceases Continuous Service for any reason the Restricted Shares standing in the name of the Participant on the books of the Company that have not vested and as to which restrictions have not lapsed (“Unvested Shares”) shall be subject to the Company’s Right of Repurchase and such Unvested Shares that are repurchased by the Company will be cancelled as outstanding Shares.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

Restricted Stock Award Agreement

(a) Repurchase of Unvested Shares. If Unvested Shares do not become vested on or before the expiration of the period during which the applicable vesting conditions must occur, such Unvested Shares will be automatically repurchased and cancelled as outstanding Shares immediately on the occurrence of the event after which such Unvested Shares may no longer become vested. The consideration for repurchase of Unvested Shares pursuant to Section 12.7 of the Plan may include the cancellation of any outstanding promissory note issued by the Participant to the Company in connection with the purchase of Common Stock subject to the Award.

(b) Restriction on Transfer. The Participant is not permitted to transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Unvested Shares, except as permitted by this Agreement.

4. Deposit of the Unvested Shares. The Participant shall deposit all of the Unvested Shares with the Company to hold in its custody until they become vested, at which time such vested Restricted Shares will no longer constitute Unvested Shares. If requested by the Company, the Participant will execute and deliver to the Company, concurrently with the execution of this Agreement (or, if requested by the Company, from time to time thereafter during the Restricted Period) blank stock powers for use in connection with the transfer to the Company or its designee of Unvested Shares that do not become vested. The Company will deliver to the Participant the Stock Certificate for the shares that become vested on the lapse of the Right of Repurchase and non-transferability restrictions thereon.

5. Rights as a Stockholder, Dividends. Subject to the terms of this Agreement, the Participant will have all the rights of a stockholder with respect to the Restricted Shares, including the right to vote the Restricted Shares and to receive any dividends thereon; provided that any dividends paid with respect to Unvested Shares will held by the Company and will not be paid to the Participant until the Unvested Shares with respect to which the dividends were paid become vested and are no longer subject to forfeiture and restrictions on transfer. If the Unvested Shares to which dividends held by the Company relate are subsequently repurchased, such dividends will automatically be forfeited by the Participant and returned to the Company.

6. Compliance with Laws and Regulations. The issuance and transfer of Common Stock is subject to the Company’s and the Participant’s full compliance, to the satisfaction of the Company and its counsel, with all applicable requirements of federal and state securities laws and with all applicable requirements of any securities exchange on which the Common Stock may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any securities exchange to effect such compliance.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

Restricted Stock Award Agreement

7. Stockholders Agreement; Obligation to Sell. Notwithstanding anything in this Agreement to the contrary, the receipt of the Restricted Shares under this Award is contingent on the Participant becoming a party to the Stockholders Agreement. The restrictions on transferability of the Common Stock set forth in the Stockholders Agreement shall likewise apply to the Shares. Until the occurrence of either an initial public offering or a “Change of Control” (as defined in the Stockholders Agreement) and following a termination of the Participant’s Continuous Service, the Company shall have the right to purchase any or all of the Participant’s Shares acquired under this Award, in either case, at a price per share of Common Stock equal to the per share Purchase Price. The Administrator, in its sole discretion, may determine whether Continuous Service shall be considered terminated. All Shares issued under this Award shall be subject to the terms and conditions of the Stockholders Agreement and the repurchase rights set forth above.

8. Tax Withholding

(a) As a condition to the release of Shares from the Company’s Right of Repurchase and lapse of restrictions on transfer, no later than the first to occur of (i) the date as of which all or any of the Restricted Shares vest and the restrictions on their transfer lapse or (ii) the date required by Section 8(b), the Participant must pay to the Company any federal, state or local taxes required by law to be withheld with respect to the Restricted Shares. In addition to the Company’s right to withhold from any compensation paid to the Participant by the Company, the Participant may provide for payment of withholding taxes in full by cash or check or, if the Administrator permits, by one or more of the alternative methods of payment set forth in the Plan.

(b) The Participant may elect, within 30 days of the Date of Grant, to include in gross income for federal income tax purposes under Section 83(b) of the Code, an amount equal to the aggregate Fair Market Value on the Date of Grant of the Restricted Shares, less the amount paid by the Participant for the Restricted Shares). In connection with any such election, the Participant must promptly provide the Company with a copy of the election as filed with the Internal Revenue Service and pay to the Company, or make such other arrangements satisfactory to the Administrator to pay to the Company based on the Fair Market Value of the Restricted Shares on the Date of Grant, any federal, state or local taxes required by law to be withheld with respect to the Restricted Shares at the time of the election. If the Participant fails to make such payments, the Company will have the right to deduct from any payment of any kind otherwise due to Participant, to the extent permitted by law, any federal, state or local taxes required to be withheld with respect to the Restricted Shares.

9. No Right to Continued Service. Nothing in this Agreement or the Plan imposes or may be deemed to impose, by implication or otherwise, any limitation on any right of the Company or its Related Companies to terminate the Participant’s Continuous Service at any time.

10. Representations and Warranties of the Participant. The Participant represents and warrants to the Company as follows:

(a) Acknowledgment and Agreement to Terms of the Plan and the Stockholders Agreement. The Participant acknowledges receipt of a copy of the Plan, the Stockholders Agreement, the Certificate and this Agreement. The Participant has read and understands the terms of the Plan, the Stockholders Agreement, the Certificate and this Agreement, and agrees to

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

Restricted Stock Award Agreement

be bound by their terms and conditions. The Participant acknowledges and agrees that the Stockholders Agreement may contain restrictions on his or her right to transfer the Shares and may require the Participant to sell the Shares under certain circumstances. The Participant acknowledges that there may be adverse tax consequences on the vesting of Restricted Shares or disposition of the Shares once vested, and that the Participant should consult a tax advisor before such time.

(b) Stock Ownership. The Participant is the record and beneficial owner of the Restricted Shares with full right and power to transfer the Unvested Shares to the Company free and clear of any liens, claims or encumbrances and the Participant understands that the Stock Certificates evidencing the Restricted Shares will bear a legend referencing this Agreement.

11. Compliance with Securities Laws. The Participant understands and acknowledges that, notwithstanding any other provision of the Agreement to the contrary, the vesting and holding of the Restricted Shares is expressly conditioned on compliance with the Securities Act and all applicable federal and state securities laws. The Participant agrees to cooperate with the Company to ensure compliance with such laws.

12. Capitalization Adjustments. If, as a result of any capitalization adjustment under the Plan, the Participant becomes entitled to receive additional Shares or other securities (“Additional Securities”) in respect of the Unvested Shares, such Additional Securities will be Unvested Shares, and the total number of Unvested Shares will be equal to the sum of (i) the initial Unvested Shares and (ii) the number of Additional Securities issued or issuable in respect of the initial Unvested Shares and any Additional Securities previously issued to the Participant.

13. Restrictive Legends and Stop-Transfer Orders

(a) Legends. To the extent that a Stock Certificate or Certificates representing Restricted Shares is issued in physical form rather than through book entry with the Company’s transfer agent, the Participant understands and agrees that the Company will place the legends set forth below or similar legends on any Stock Certificate evidencing the Shares, together with any other legends that may be required by federal or state securities laws, the Company’s articles of incorporation or bylaws, any other agreement between the Participant and the Company or any agreement between the Participant and any third party:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, AS SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. SUCH PUBLIC RESALE AND TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

The Company will remove the above legend at such time as the Shares in question are no longer subject to restrictions on public resale and transfer under this Agreement. Any legends required by applicable federal or state securities laws will be removed at such time as such legends are no longer required.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

Restricted Stock Award Agreement

(b) Stop-Transfer Instructions. To ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own Common Stock, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company will not be required (i) to transfer on its books any Restricted Shares that have been sold or otherwise transferred in violation of any provision of this Agreement; or (ii) to treat as owner of the Restricted Shares, or to accord the right to vote or pay dividends to, any purchaser or other transferee to whom the Restricted Shares have been transferred.

14. General Terms

(a) Interpretation. Any dispute regarding the interpretation of this Agreement must be submitted by the Participant or the Company to the Administrator for review. The Administrator’s resolution of such dispute will be final and binding on the Company and the Participant.

(b) Entire Agreement. The Plan, the Stockholders Agreement and the Certificate are incorporated in this Agreement by reference, and the Participant hereby acknowledges that a copy of each has been made available to the Participant. This Agreement, the Certificate, the Plan and the Stockholders Agreement constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, the Certificate and the Plan, the Plan will govern; provided that in the event of a conflict or inconsistency between the terms and conditions of any of the preceding documents and the Stockholders Agreement, the Stockholders Agreement will govern.

(c) Modification. The Agreement may be modified only in writing signed by both parties.

(d) Notices. Any notice required under this Agreement to be delivered to the Company must be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant must be in writing and addressed to the Participant at the address indicated on the Certificate or to such other address as the Participant designates in writing to the Company. All notices will be deemed to have been delivered: (i) on personal delivery, (ii) five days after deposit in the United States mail by certified or registered mail (return receipt requested), (iii) two business days after deposit with any return receipt express courier (prepaid) or (iv) one business day after transmission by fax or email.

(e) Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding on and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan and Stockholders Agreement, this Agreement is binding on the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

Restricted Stock Award Agreement

(f) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

Restricted Stock Award Agreement

SECTION 83(B) ELECTION

INSTRUCTIONS

CONSTRUCTION PARTNERS, INC.

To make an election under Section 83(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), in connection with your receipt, for tax purposes, of shares common stock of Construction Partners, Inc. (the “Company”), you should complete and sign three copies of the enclosed Section 83(b) Election form and mail as indicated no later than February 18, 2018.

1.	You should mail one copy of the completed and signed Section 83(b) Election to the Internal Revenue Service (see attached chart for appropriate Internal Revenue Service Center), by certified mail (return receipt requested), using the attached letter to the Internal Revenue Service, which you must date and sign (also fill in your social security number).

2.	You should deliver one copy of the completed and signed Section 83(b) Election to the Company, using the attached letter to the Company, which you must date and sign.

3.	You should retain one copy of the completed and signed Section 83(b) Election for your records. This copy must be kept until the period of limitations expires for the return on which you report the sale or other disposition of all of the shares of common stock (generally three years after the date of filing or, if later, the due date for the return).

SunTx CPI Growth Company, Inc. 2016 Equity Incentive Plan

Section 83(b) Election Instructions

IRS SERVICE CENTERS

FOR

83(B) ELECTION FORMS

Questions: 1-800-829-1040

If you live in:	The Appropriate Service Center Mailing Address is:[1]

Florida, Louisiana, Mississippi, Texas	Department of the Treasury Internal Revenue Service Center Austin, TX 73301-0002

Alaska, Arizona, Arkansas, California, Colorado, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin, Wyoming	Department of the Treasury Internal Revenue Service Center Fresno, CA 93888-0002

Alabama, Connecticut, Delaware, District of Columbia, Georgia, Kentucky, Maine, Maryland, Massachusetts, Missouri, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Tennessee, Vermont, Virginia, West Virginia	Department of the Treasury Internal Revenue Service Center Kansas City, MO 64999-0002

[1]	Appropriate service center mailing address subject to change for applicable tax year. Consult your tax advisor or the instructions to the IRS Form 1040 for the applicable tax year.

ELECTION TO INCLUDE PROPERTY IN GROSS INCOME

UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned taxpayer hereby elects pursuant to section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for that property.

The following information is provided in accordance with Treasury Regulation § 1.83-2(e):

1.	The name, taxpayer identification number and address of the undersigned, and the taxable year for which this election is being made:

Taxpayer’s Name:

Taxpayer’s SSN:

Address:

2.	Taxable Year: Calendar Year 2018

3.	The property which is the subject of this election is [insert number of unvested shares] shares of common stock (the “Shares”) of Construction Partners, Inc., a Delaware corporation (the “Company”).

4.	The property was transferred to the undersigned on January 19, 2018.

5.	The property is subject to the following restrictions:

The Shares may be repurchased by the Company on certain terminations of service, subject to a two-year annual vesting schedule. The Shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of until they become vested.

6.	The aggregate fair market value of the property at the time of transfer (determined without regard to any restrictions other than non-lapse restrictions as defined in Treasury Regulation § 1.83-3(h)) is: $[insert Grant Date FMV] per Share x [number of shares elected above] Shares = $ .

7.	The undersigned paid $1.00 per Share x [number of shares elected above] Shares = $ for the property transferred.

8.	The amount to include in gross income is $[the total amount in item 6 minus the total amount in item 7].

9.	The undersigned has furnished copy of this election to the Company in accordance with Treasury Regulation §1.83-2(d). The undersigned is the person performing the services in connection with which the property was transferred.

Dated:
Name:

                    , 2018

Department of the Treasury

Internal Revenue Service Center

[Insert Applicable Service Center Address]

Re:	Section 83(b) Election

SSN:

Dear Sir or Madam:

Pursuant to Treasury Regulations section 1.83-2(c) promulgated under Section 83 of the Internal Revenue Code of 1986, as amended, enclosed please find a Section 83(b) election.

Sincerely,

Name:

Enclosure

                    , 2018

Construction Partners, Inc.

Stanford Corporate Center

14001 N. Dallas Parkway, Suite 111

Dallas, TX 75240

Attention: [Insert Name]

Re:	Section 83(b) Election

Dear                                     :

Pursuant to Treasury Regulations section 1.83-2(d) promulgated under Section 83 of the Internal Revenue Code of 1986, as amended, enclosed please find a Section 83(b) election.

Sincerely,

Name:

Enclosure

Stock Option Award (#) ____

SUNTX CPI GROWTH COMPANY, INC.

2016 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD CERTIFICATE

THIS IS TO CERTIFY that SunTx CPI Growth Company, Inc., a Delaware corporation (the “Company”), has granted you (the “Participant”) an option to purchase shares of common stock of the Company under its 2016 Equity Incentive Plan (the “Plan”), as follows:

Participant:

Participant’s Address:

Total Option Shares:

Exercise Price per Share:	$85.00
Type of Option (check one):	☒ Incentive Stock Option	☐ Nonqualified Stock Option
Date of Grant:

Expiration Date:

Vesting Schedule:

Date	Percentage of Option Shares Vested
Date of Grant	25%
March 15, 2017	50%
March 15, 2018	75%
March 15, 2019	100%

By your signature and the signature of the Company’s representative below, you and the Company agree to be bound by all of the terms and conditions of the attached Stock Option Award Agreement and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Certificate, you hereby irrevocably elect to accept the Stock Option rights granted under this Certificate and the related Stock Option Award Agreement and to receive the Option to purchase shares of common stock of the Company designated above subject to the terms of the Plan, this Certificate and the Stock Option Award Agreement.

Participant:		SunTx CPI Growth Company, Inc.

By:
Name:	, an individual	Title:

Dated:		Dated:

SunTx CPI Growth Company, Inc. Stock Option Award Certificate

SUNTX CPI GROWTH COMPANY, INC.

2016 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

This Stock Option Award Agreement (this “Agreement”), is made and entered into on the execution date of the Stock Option Award Certificate to which it is attached (the “Certificate”), by and between SunTx CPI Growth Company, Inc., a Delaware corporation (the “Company”), and the Participant named in the Certificate.

Under the Company’s 2016 Equity Incentive Plan (the “Plan”), the Plan Administrator has authorized the grant to the Participant of the Option to purchase shares of Common Stock (the “Award”), under the terms and subject to the conditions set forth in the Certificate, this Agreement and in the Plan. Capitalized terms not otherwise defined in this Agreement have the meanings ascribed to them in the Plan.

NOW, THEREFORE, in consideration of the premises and the benefits to be derived from the mutual observance of the covenants and promises contained in this Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Grant of Option. The Company hereby grants to the Participant an Option to purchase the number of shares of Common Stock (the “Option Shares”) set forth in the Certificate as Total Option Shares at the Exercise Price per share set forth in the Certificate, subject to all of the terms and conditions of the Certificate, this Agreement and the Plan. If designated as an Incentive Stock Option in the Certificate, the Option is intended to qualify as an “incentive stock option” (an “ISO”) as defined in Section 422(b) of the Code, although the Company makes no representation or guarantee that the Option will qualify as an ISO.

2. Right to Exercise

(a) Vesting. The Award will vest and become exercisable according to the Vesting Schedule set forth in the Certificate. If application of the Vesting Schedule causes a fractional share of Common Stock to otherwise become exercisable, the share will be rounded down to the nearest whole share for each vesting period except for the last period in the Vesting Schedule, at which time the Award will become exercisable for the full remainder of the Option Shares.

(b) Exercise Period. Unless the Award expires as provided in Section 3, the Award may be exercised after the Date of Grant set forth in the Certificate to the extent the Award has vested. The Award cannot be exercised for fractional Option Shares. The Option Shares issued on exercise of the Award will be subject to the restrictions on transfer set forth in Section 10.

(c) Stockholder Approval. Notwithstanding anything in this Agreement to the contrary, no portion of this Award will be exercisable at any time before the Plan is approved by the Company’s stockholders.

3. Expiration. The Award will expire at 12:01 am Central Time on the Expiration Date set forth in the Certificate or earlier as provided in Section 4 below.

SunTx CPI Growth Company, Inc. Stock Option Agreement

4. Termination of Continuous Service. The right to exercise the Award is subject to the following terms and conditions.

(a) Forfeiture of Unvested Options. If the Participant’s Continuous Service terminates for any reason (including Participant’s death or Disability) other than by the Company or a Related Company for Cause, the unvested portion of the Award will terminate at the close of business on the date of termination.

(b) Termination for Cause. If the Company or a Related Company terminates the Participant’s Continuous Service for Cause, then all of the Participant’s rights under this Agreement will expire and the entire Award will terminate, regardless of whether or to what extent vested, as of the beginning of business on the date of the Participant’s termination of Continuous Service.

(c) Termination for Any Reason other than Cause, Death or Disability. If the Participant’s Continuous Service terminates for any reason other than by the Company or a Related Company for Cause or the Participant’s death or Disability, the Participant may exercise the Award to the extent (and only to the extent) the Award is vested and exercisable at the time of such termination, but only during the period ending on the earlier of (i) the date that is three months following the date of such termination or (ii) the Expiration Date. The Award will immediately terminate at the end of such period and any unexercised Option will cease to be exercisable.

(d) Termination Due to Death or Disability. If the Participant’s Continuous Service is terminated by reason of the Participant’s death or Disability, or if the Participant dies within three months after the date of termination of the Participant’s Continuous Service for any reason other than by the Company or a Related Company for Cause, the Participant (or his or her legal representative, executor, administrator, heir, or legatee, as the case may be) may exercise the Award to the extent the Award is vested and exercisable at the time of such termination, but only during the period ending on the earlier of (i) the date that is 12 months following the date of such termination or (ii) the Expiration Date. The Award will immediately terminate at the end of such period and any unexercised Option will cease to be exercisable.

(e) Extension of Termination Date. Notwithstanding anything in this Section 4 to the contrary, if the exercise of the Award following the termination of the Participant’s Continuous Service for any reason other than by the Company or a Related Company for Cause or the Participant’s death or Disability would violate any applicable federal, state or local law, then the Award will remain exercisable until the earlier of (i) the date that is 30 days after the exercise of the Award would no longer violate any applicable federal, state or local law or (ii) the Expiration Date. The Award will immediately terminate at the end of such period and any unexercised Option will cease to be exercisable.

(f) Effect of Termination of Employment on ISO Status. If permitted by this Agreement, any exercise beyond (i) three months after the date of termination of the Participant’s employment with the Company and its “subsidiary corporations,” as defined in Code Section 424(f), for any reason other than the Participant’s death or Disability, or (ii) 12 months after the date of termination of the Participant’s employment with the Company and its “subsidiary corporations” by reason of the Participant’s death or Disability, will be treated as an exercise of a Nonqualified Stock Option and not an ISO.

SunTx CPI Growth Company, Inc. Stock Option Agreement

5. Manner of Exercise

(a) Exercise Notice. To exercise this Award, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s legal representative, executor, administrator, heir or legatee, as the case may be) must deliver to the Administrator a fully executed stock option exercise notice and agreement in the form attached hereto, or in any other form as approved by the Administrator (the “Exercise Notice”). The Exercise Notice must set forth, inter alia, (i) the Participant’s election to exercise the Award; (ii) the number of Option Shares being purchased; (iii) any restrictions imposed on the Option Shares; and (iv) any representations, warranties or agreements regarding the Participant’s investment intent and access to information as the Company may require to comply with applicable securities laws. The Award may be exercised by someone other than the Participant only on submission of documentation reasonably acceptable to the Administrator verifying that the Person has the legal right to exercise the Award.

(b) Payment. Unless otherwise permitted and under such terms as are approved by the Administrator in its sole discretion, the entire Exercise Price must be paid in full by cash or check for an amount equal to the aggregate Exercise Price for the number of Option Shares being purchased.

(c) Stockholders Agreement. As a condition to the exercise of the Award, before the issuance of the Option Shares the Participant must become a party to the Stockholders Agreement by execution of a joinder in such form or forms as the Administrator deems appropriate. All Option Shares acquired on exercise of this Award shall be subject to the terms and conditions of the Stockholders Agreement, and the restrictions on transferability of the Common Stock set forth therein shall likewise apply to the Option Shares.

(d) Tax Withholding. As a further condition to the exercise of the Award, before the issuance of the Option Shares the Participant must pay or provide for any applicable federal, state, or local tax withholding obligations of the Company. In addition to the Company’s right to withhold from any compensation paid to the Participant by the Company, the Participant may provide for payment of withholding taxes in full by cash or check or, if permitted by the Administrator, by one or more of the alternative methods of payment described in the Plan.

(e) Issuance of Option Shares. Subject to the conditions that the Exercise Notice, payment (including applicable tax withholding) and joinder to the Stockholders Agreement are in form and substance satisfactory to the Administrator, the Company will issue the Option Shares registered in the name of the Participant, the Participant’s authorized assignee, or Participant’s legal representative. The Award will be deemed exercised on the Administrator’s receipt of the fully executed Exercise Notice accompanied by required payment and the executed joinder to the Stockholders Agreement. The Company will deliver certificates representing the Option Shares with the appropriate legends affixed thereto. If the Option Shares are not fully vested, the Company may hold the certificates in its custody until vested.

SunTx CPI Growth Company, Inc. Stock Option Agreement

6. Compliance with Laws and Regulations. The exercise of the Award and the issuance and transfer of Option Shares is subject to the Company’s and Participant’s full compliance, to the satisfaction of the Company and its counsel, with all applicable requirements of federal, state, and foreign securities laws and with all applicable requirements of any securities exchange on which the Common Stock may be listed at the time of issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Option Shares with the Securities and Exchange Commission, any state or foreign securities regulatory authority or any securities exchange to effect compliance.

7. Notice of Disqualifying Disposition of ISO Shares. If the Award is an ISO and the Participant sells or otherwise disposes of any Option Shares acquired under the Award on or before the later of (a) the second anniversary of the Date of Grant or (b) the first anniversary of the transfer of the Option Shares to the Participant on exercise of the Award, the Participant must immediately notify the Company in writing of the disposition. If any such disposition causes Participant to be subject to income tax withholding by the Company on the income recognized by the Participant, the Participant shall satisfy the withholding obligation by payment in cash or out of the current wages or other compensation payable to the Participant by the Company or any Related Company.

8. Non-Transferability of Option. If the Award is an ISO, it may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or, in the event of the Participant’s incapacity, by the Participant’s legal representative. If the Award is a Nonqualified Stock Option, on the Administrator’s written approval the Award may be transferred by gift or domestic relations order to a Permitted Transferee in accordance with the Plan.

9. Privileges of Stock Ownership. The Participant will not have any of the rights of a stockholder with respect to any Option Shares unless and until the Option Shares are issued to the Participant.

10. Restrictions on Transfer of Option Shares

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or foreign jurisdiction, the Company at its discretion may impose restrictions on the sale, pledge or other transfer of the Option Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable to achieve compliance with the Securities Act, the securities laws of any state or foreign jurisdiction, or any other law.

(b) Consent to Market Standoff. If an underwritten public offering by the Company of its equity securities occurs, the Participant agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Option Shares without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of the

SunTx CPI Growth Company, Inc. Stock Option Agreement

registration statement as may be requested by the Company or the underwriters. In order to enforce the Market Standoff, the Company may impose stop-transfer instructions with respect to the Option Shares acquired under this Agreement until the end of the applicable standoff period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off, or a spin-off), a merger or consolidation, a reverse merger, or similar transaction, then any new, substituted, or additional securities which are by reason of the transaction distributed with respect to any Option Shares subject to the Market Standoff, or into which the Option Shares thereby become convertible, will immediately be subject to the Market Standoff.

(c) Administration. Any determination by the Administrator and its counsel in connection with any of the matters set forth in this Section 10 will be conclusive and binding on Participant and all other Persons.

11. Right of Repurchase. Option Shares acquired by the exercise of this Award will be subject to the Company’s Right of Repurchase under the Plan.

12. No Right to Continued Service. Nothing in this Agreement or the Plan imposes or may be deemed to impose, by implication or otherwise, any limitation on any right of the Company and its Related Companies to terminate the Participant’s Continuous Service at any time.

13. General

(a) Interpretation. Any dispute regarding the interpretation of this Agreement must be submitted by the Participant or the Company to the Administrator for review. The resolution of any dispute by the Administrator will be final and binding on the Company and Participant.

(b) Entire Agreement. The Plan and the Certificate are incorporated into this Agreement by reference, and together with this Agreement constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, the Certificate and the Plan, the Plan will govern.

(c) Notices. Any notice required under this Agreement to be delivered to the Company must be in writing and addressed to the Secretary of the Company at its principal corporate offices. Any notice required to be delivered to the Participant must be in writing and addressed to the Participant at the address indicated on the Certificate or to such other address as Participant designates in writing to the Company. All notices will be deemed to have been delivered: (i) on personal delivery, (ii) five days after deposit in the United States mail by certified or registered mail (return receipt requested), (iii) two business days after deposit with any return receipt express courier (prepaid) or (iv) one business day after transmission by fax.

(d) Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding on and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement is binding on Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

SunTx CPI Growth Company, Inc. Stock Option Agreement

(e) Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then that provision will be enforced to the maximum extent possible and the other provisions of the Agreement will remain fully effective and enforceable.

14. Receipt and Acceptance. The Participant acknowledges receipt of a copy of the Plan, the Certificate and this Agreement. The Participant has read and understands the terms of the Plan, the Certificate and this Agreement, and agrees to be bound by their terms and conditions. The Participant acknowledges that there may be adverse tax consequences on exercise of the Award or disposition of the Option Shares and that the Participant should consult a tax advisor before any exercise of the Award or disposition of the Option Shares.

SunTx CPI Growth Company, Inc. Stock Option Agreement

STOCK OPTION EXERCISE NOTICE

☒ Incentive Stock Option	Option Holder:
☐ Nonqualified Stock Option	Date:

SunTx CPI Growth Company, Inc.

Stanford Corporate Center

14001 N. Dallas Parkway, Suite 111

Attention: [Chief Financial Officer]

1. Award. I was granted an option (the “Award”) to purchase shares of the common stock (the “Option Shares”) of SunTx CPI Growth Company, Inc. (the “Company”), under the Company’s 2016 Equity Incentive Plan (the “Plan”), my Certificate of Stock Option Award (the “Certificate”) and my Stock Option Award Agreement (the “Award Agreement”) as follows:

Award Number:

Date of Grant of Award:

Number of Option Shares:

Exercise Price per Share:	$85.00

2. Exercise of Award. I hereby elect to exercise the Award to purchase the following number of Option Shares, all of which are vested in accordance with the Certificate and the Award Agreement:

Total Option Shares Purchased:

Net Exercise Price: (Option Shares Purchased x Exercise Price per share)	$

3. Payments. I enclose payment in full of the Net Exercise Price for the Option Shares in the following form or forms, as authorized by the Award Agreement:

Cash:	$

Check:	$

Other:		Contact Administrator

4. Tax Withholding. As a condition of exercise, I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with my exercise of the Award in one or more of the following forms:

SunTx CPI Growth Company, Inc. Stock Option Exercise Notice and Agreement

Cash:	$
Check:	$
Other:		Contact Administrator

5. Award Holder Information

My address is:

My Social Security Number is:

6. No Detrimental Activity. I hereby certify that I am in compliance with the terms and conditions of the Plan and have not engaged in any Detrimental Activity as defined in the Plan.

7. Notice of Disqualifying Disposition. If the Award is an Incentive Stock Option, I agree that I will promptly notify the [Secretary] of the Company if I transfer any of the Option Shares within one year from the date of exercise or within two years of the Date of Grant of the Award.

8. Stockholders Agreement. I understand that as a condition of exercise, I must execute a joinder to, and thereby become a party to, the Stockholders Agreement as defined in the Plan, a copy of which I have received and read carefully and understand, and that the Option Shares I am acquiring will be subject to the terms and conditions of the Stockholders Agreement.

9. Acknowledgement. I understand and agree that I am purchasing the Option Shares under the terms of the Plan, the Certificate and the Award Agreement, copies of which I have received and read carefully and understand and to all of which I hereby expressly assent. This agreement will inure to the benefit of and be binding on my heirs, executors, administrators, successors and assigns.

Signed,

(Signature)

Receipt of the above is hereby acknowledged.

SunTx CPI Growth Company, Inc.

By:
Title:
Date:

SunTx CPI Growth Company, Inc. Stock Option Exercise Notice and Agreement